                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 1997




                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                    0-19442                 06-1118515
(State or other jurisdiction)        (Commission              (IRS Employer
       of incorporation)             File Number)           Identification No.)


    800 Connecticut Avenue, Norwalk, Connecticut                   06854
       (Address of principal executive offices)                 (Zip Code)


                                 (203) 852-1442
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

       Registrant's Press Release, dated October 27, 1997, is attached as an Exhibit hereto and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

       (99)  Press Release dated October 27, 1997



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        OXFORD HEALTH PLANS, INC.



Date: October 27, 1997                  By:     /s/  ANDREW B. CASSIDY
                                           ------------------------------
                                                 ANDREW B. CASSIDY
                                              Executive Vice President
                                                Chief Financial Officer

                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                             Page
Number           Description of Document                            Number
------           -----------------------                            ------

(99)   Press Release dated October 27, 1997                            4



                                        3